IMPORTANT INFORMATION REGARDING THE FEDERATED FUNDS

SUPPLEMENT TO CURRENT PROSPECTUSES
Effective January 4, 2017, shareholders in the following share classes of the Federated Funds will be permitted to convert their shares held in a fund into another share class of that same fund provided that the shareholder meets the eligibility requirements and investment minimum for the share class into which the conversion is sought. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.
Class A Shares
At the election of the shareholder, Class A Shares that are not subject to a contingent deferred sales charge based upon the redemption of a “Large Ticket” purchase made within 24 months may be converted to any other share class of the same fund, provided that the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable.
Class C Shares
At the election of the shareholder, Class C Shares that are not subject to a contingent deferred sales charge may be converted to any other share class within the same fund, provided that the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable.
Automated Shares, Capital Shares, Cash II Shares, Cash Series Shares, Class F Shares, Class P Shares, Class R Shares, Class R6 Shares, Class Y Shares, Eagle Shares, Institutional Shares, Wealth Shares, Investment Shares, Premier Shares, Primary Shares, Retirement Shares, Service Shares and Trust Shares
At the election of the shareholder, shares may be converted to any other share class of the same fund, provided that the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable.
The Federated Funds include all of the following registrants (unless otherwise noted, this includes any of their portfolios and share classes as named above):
FEDERATED ADJUSTABLE RATE SECURITIES FUND
FEDERATED EQUITY FUNDS
FEDERATED EQUITY INCOME FUND, INC.
FEDERATED FIXED INCOME SECURITIES, INC.
FEDERATED GLOBAL ALLOCATION FUND
FEDERATED GOVERNMENT INCOME SECURITIES FUND, INC.
FEDERATED GOVERNMENT INCOME TRUST
FEDERATED HIGH INCOME BOND FUND, INC.
FEDERATED HIGH YIELD TRUST
FEDERATED INCOME SECURITIES TRUST
FEDERATED INDEX TRUST
FEDERATED INSTITUTIONAL TRUST
FEDERATED INSURANCE SERIES
FEDERATED INTERNATIONAL SERIES, INC.
FEDERATED INVESTMENT SERIES FUNDS, INC.
FEDERATED MDT SERIES
FEDERATED MDT STOCK TRUST
FEDERATED MUNICIPAL SECURITIES FUND, INC.
FEDERATED MUNICIPAL SECURITIES INCOME TRUST
FEDERATED SHORT-INTERMEDIATE DURATION MUNICIPAL TRUST
FEDERATED TOTAL RETURN GOVERNMENT BOND FUND
FEDERATED TOTAL RETURN SERIES, INC.
FEDERATED U.S. GOVERNMENT SECURITIES FUND: 1-3 YEARS
federated u.s. government securities fund: 2-5 years
federated world investment series, inc.
intermediate municipal trust
Money market obligations trust
January 4, 2017

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453557 (1/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.